PORTFOLIO OF INVESTMENTS – as of June 30, 2023 (Unaudited)

Loomis Sayles Fixed Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – 84.4% of Net Assets
Non-Convertible Bonds – 80.1%
	ABS Car Loan – 4.0%
$ 675,000	American Credit Acceptance Receivables Trust, Series 2021-3, Class D, 1.340%, 11/15/2027, 144A	$631,394
125,000	American Credit Acceptance Receivables Trust, Series 2022-4, Class C, 7.860%, 2/15/2029, 144A	127,087
60,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-1A, Class C, 4.730%, 9/20/2024, 144A	59,858
475,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class C, 3.150%, 3/20/2026, 144A	439,749
210,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.680%, 8/20/2026, 144A	194,581
685,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.020%, 2/20/2027, 144A	620,489
305,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class B, 2.960%, 2/20/2027, 144A	280,403
630,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027, 144A	585,867
145,000	Avis Budget Rental Car Funding AESOP LLC, Series 2021-1A, Class C, 2.130%, 8/20/2027, 144A	124,296
100,000	CarMax Auto Owner Trust, Series 2022-1, Class D, 2.470%, 7/17/2028	90,302
200,000	Carvana Auto Receivables Trust, 6.690%, 7/10/2029, 144A	196,333
187,682	Carvana Auto Receivables Trust, Series 2021-N3, Class C, 1.020%, 6/12/2028	176,090
420,000	Carvana Auto Receivables Trust, Series 2021-P3, Class C, 1.930%, 10/12/2027	358,699
525,000	Credit Acceptance Auto Loan Trust, Series 2020-2A, Class C, 2.730%, 11/15/2029, 144A	517,953
900,000	Credit Acceptance Auto Loan Trust, Series 2021-2A, Class C, 1.640%, 6/17/2030, 144A	835,459
335,000	Credit Acceptance Auto Loan Trust, Series 2021-3A, Class C, 1.630%, 9/16/2030, 144A	309,055
305,000	DT Auto Owner Trust, Series 2021-2A, Class D, 1.500%, 2/16/2027, 144A	284,641
1,380,000	DT Auto Owner Trust, Series 2021-3A, Class D, 1.310%, 5/17/2027, 144A	1,243,961
815,000	Exeter Automobile Receivables Trust, Series 2021-1A, Class D, 1.080%, 11/16/2026	771,402
1,000,000	Exeter Automobile Receivables Trust, Series 2021-3A, Class D, 1.550%, 6/15/2027	916,772
100,000	Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.560%, 7/17/2028	95,188
160,000	Exeter Automobile Receivables Trust, Series 2022-6A, Class C, 6.320%, 5/15/2028	159,911
335,000	Exeter Automobile Receivables Trust, Series 2023-2A, Class D, 6.320%, 8/15/2029	329,903
160,000	Exeter Automobile Receivables Trust, Series 2023-3A, Class D, 6.680%, 4/16/2029	159,668
215,000	First Investors Auto Owner Trust, Series 2022-2A, Class D, 8.710%, 10/16/2028, 144A	219,049

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Car Loan – continued
$435,000	Flagship Credit Auto Trust, Series 2021-2, Class D, 1.590%, 6/15/2027, 144A	$388,323
335,000	Foursight Capital Automobile Receivables Trust, Series 2021-2, Class D, 1.920%, 9/15/2027, 144A	308,881
1,975,000	GLS Auto Receivables Issuer Trust, Series 2021-1A, Class D, 1.680%, 1/15/2027, 144A	1,860,889
725,000	GLS Auto Receivables Issuer Trust, Series 2021-2A, Class D, 1.420%, 4/15/2027, 144A	672,573
675,000	GLS Auto Receivables Issuer Trust, Series 2021-3A, Class D, 1.480%, 7/15/2027, 144A	616,561
255,000	GLS Auto Receivables Issuer Trust, Series 2023-2A, Class D, 6.310%, 3/15/2029, 144A	251,307
935,000	Hertz Vehicle Financing III LLC, Series 2022-1A, Class D, 4.850%, 6/25/2026, 144A	864,286
599,000	Hertz Vehicle Financing III LLC, Series 2022-3A, Class D, 6.310%, 3/25/2025, 144A	590,161
360,000	Hertz Vehicle Financing III LLC, Series 2023-2A, Class D, 9.400%, 9/25/2029, 144A	362,998
455,000	Hertz Vehicle Financing LLC, Series 2022-4A, Class D, 6.560%, 9/25/2026, 144A	430,517
80,855	JPMorgan Chase Bank N.A, Series 2021-1, Class D, 1.174%, 9/25/2028, 144A	78,365
92,648	JPMorgan Chase Bank N.A, Series 2021-3, Class D, 1.009%, 2/26/2029, 144A	86,738
635,000	Prestige Auto Receivables Trust, Series 2022-1A, Class D, 8.080%, 8/15/2028, 144A	640,206
103,733	Santander Bank N.A., Series 2021-1A, Class B, 1.833%, 12/15/2031, 144A	100,312
200,000	Westlake Automobile Receivables Trust, Series 2023-1A, Class D, 6.790%, 11/15/2028, 144A	199,504

		17,179,731

	ABS Home Equity – 4.6%
745,002	510 Asset-Backed Trust, Series 2021-NPL1, Class A1, 2.240%, 6/25/2061, 144A(a)	687,224
630,000	CAFL Issuer LLC, Series 2021-RTL1, Class A1, 2.239%, 3/28/2029, 144A(a)	574,370
400,656	CIM Trust, Series 2021-NR2, Class A1, 2.568%, 7/25/2059, 144A(a)	381,887
210,000	CoreVest American Finance Ltd., Series 2021-1, Class C, 2.800%, 4/15/2053, 144A	171,470
300,000	CoreVest American Finance Ltd., Series 2021-2, Class C, 2.478%, 7/15/2054, 144A	235,679
150,000	CoreVest American Finance Ltd., Series 2021-3, Class D, 3.469%, 10/15/2054, 144A	121,377
516,266	Credit Suisse Mortgage Trust, Series 2021-RPL1, Class A1, 1.668%, 9/27/2060, 144A(a)	474,212
1,239,219	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060, 144A(a)	1,142,418
254,285	Federal Home Loan Mortgage Corp., REMIC, Series 2022-DNA3, Class M1A, 30 day USD SOFR Average + 2.000%, 7.067%, 4/25/2042, 144A(b)	254,999

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Home Equity – continued
$675,000	FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.389%, 8/17/2038, 144A	$576,607
315,000	FirstKey Homes Trust, Series 2021-SFR2, Class E1, 2.258%, 9/17/2038, 144A	269,781
205,000	FirstKey Homes Trust, Series 2021-SFR2, Class E2, 2.358%, 9/17/2038, 144A	175,102
300,000	FirstKey Homes Trust, Series 2022- SFR2, Class D, 4.500%, 7/17/2039, 144A	273,685
291,663	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(a)	272,176
580,000	GITSIT Mortgage Loan Trust, Series 2023-NPL1, Class A1, 8.353%, 5/25/2053, 144A(a)	577,104
86,421	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041, 144A	70,492
800,446	Home Partners of America Trust, Series 2021-2, Class E1, 2.852%, 12/17/2026, 144A	690,689
414,689	Home Partners of America Trust, Series 2021-2, Class E2, 2.952%, 12/17/2026, 144A	357,383
130,296	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 3.250%, 6/25/2060, 144A(a)	127,799
1,215,000	Legacy Mortgage Asset Trust, Series 2020-RPL1, Class A2, 3.250%, 9/25/2059, 144A(a)	1,039,742
567,829	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.750%, 4/25/2061, 144A(a)	525,145
115,000	Mill City Mortgage Loan Trust, Series 2019-GS1, Class M2, 3.250%, 7/25/2059, 144A(a)	94,124
705,000	Progress Residential Trust, Series 2021-SFR2, Class E1, 2.547%, 4/19/2038, 144A	617,127
240,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026, 144A	208,020
200,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026, 144A	174,109
125,000	Progress Residential Trust, Series 2021-SFR4, Class E1, 2.409%, 5/17/2038, 144A	107,935
100,000	Progress Residential Trust, Series 2021-SFR4, Class E2, 2.559%, 5/17/2038, 144A	86,266
295,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038, 144A	251,839
100,000	Progress Residential Trust, Series 2021-SFR5, Class E2, 2.359%, 7/17/2038, 144A	85,221
380,000	Progress Residential Trust, Series 2021-SFR6, Class E1, 2.425%, 7/17/2038, 144A	327,517
200,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038, 144A	171,697
340,000	Progress Residential Trust, Series 2021-SFR7, Class E1, 2.591%, 8/17/2040, 144A	272,511
100,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040, 144A	79,259
832,130	PRPM LLC, Series 2021-1, Class A1, 2.115%, 1/25/2026, 144A(a)	775,418
308,940	PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026, 144A(a)	291,401

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Home Equity – continued
$598,064	PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026, 144A(a)	$557,447
167,525	PRPM LLC, Series 2021-4, Class A1, 1.867%, 4/25/2026, 144A(a)	154,301
819,788	PRPM LLC, Series 2021-5, Class A1, 1.793%, 6/25/2026, 144A(a)	755,217
954,537	PRPM LLC, Series 2022-5, Class A1, 6.900%, 9/27/2027, 144A(a)	939,074
1,030,000	Toorak Mortgage Corp. Ltd., Series 2021-1, Class A1, 2.240%, 6/25/2024, 144A(a)	1,001,277
240,000	Towd Point Mortgage Trust, Series 2016-3, Class M2, 4.000%, 4/25/2056, 144A(a)	229,191
495,000	Towd Point Mortgage Trust, Series 2018-5, Class M1, 3.250%, 7/25/2058, 144A(a)	393,620
629,131	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059, 144A(a)	577,925
100,000	Towd Point Mortgage Trust, Series 2020-1, Class A2B, 3.250%, 1/25/2060, 144A(a)	83,799
174,115	VCAT LLC, Series 2021-NPL1, Class A1, 2.289%, 12/26/2050, 144A(a)	166,816
248,145	VOLT XCII LLC, Series 2021-NPL1, Class A1, 1.893%, 2/27/2051, 144A(a)	224,100
671,940	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051, 144A(a)	607,413
569,945	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051, 144A(a)	523,719
381,744	VOLT XCVI LLC, Series 2021-NPL5, Class A1, 2.116%, 3/27/2051, 144A(a)	357,333
882,359	VOLT XCVII LLC, Series 2021-NPL6, Class A1, 2.240%, 4/25/2051, 144A(a)	803,642

		19,916,659

	ABS Other – 2.1%
100,000	Affirm Asset Securitization Trust, Series 2021-B, Class C, 1.400%, 8/17/2026, 144A	93,612
160,000	Aqua Finance Trust, Series 2021-A, Class B, 2.400%, 7/17/2046, 144A	130,435
93,072	Business Jet Securities LLC, Series 2021-1A, Class B, 2.918%, 4/15/2036, 144A	81,069
716,444	CAL Funding IV Ltd., Series 2020-1A, Class A, 2.220%, 9/25/2045, 144A	623,718
808,817	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.640%, 2/18/2046, 144A	689,167
88,251	FREED ABS Trust, Series 2021-2, Class C, 1.940%, 6/19/2028, 144A	86,535
370,000	FREED ABS Trust, Series 2021-3FP, Class D, 2.370%, 11/20/2028, 144A	343,630
300,000	HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, 3/20/2031, 144A	289,474
1,433,143	MAPS Trust, Series 2021-1A, Class A, 2.521%, 6/15/2046, 144A	1,231,957

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Other – continued
$110,000	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031, 144A	$103,567
111,721	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(a)	100,032
275,939	OneMain Financial Issuance Trust, Series 2018-2A, Class A, 3.570%, 3/14/2033, 144A	271,862
345,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036, 144A	273,837
380,000	OneMain Financial Issuance Trust, Series 2022-S1, Class D, 5.200%, 5/14/2035, 144A	344,456
100,000	SCF Equipment Leasing LLC, Series 2021-1A, Class D, 1.930%, 9/20/2030, 144A	88,468
315,000	SCF Equipment Leasing LLC, Series 2022-2A, Class C, 6.500%, 8/20/2032, 144A	308,110
118,753	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A	99,829
112,893	Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class C, 3.120%, 5/20/2036, 144A	108,403
73,776	Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class C, 3.000%, 8/20/2036, 144A	68,811
63,950	Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.790%, 11/20/2037, 144A	58,619
1,238,125	SLAM Ltd., Series 2021-1A, Class A, 2.434%, 6/15/2046, 144A	1,061,841
100,000	SoFi Consumer Loan Program Trust, Series 2021-1, Class D, 2.040%, 9/25/2030, 144A	91,763
622,974	Sunnova Helios X Issuer LLC, Series 2022-C, Class C, 6.000%, 11/22/2049, 144A	530,521
616,075	TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 2/20/2046, 144A	509,255
230,000	Towd Point Mortgage Trust, Series 2017-1, Class M1, 3.750%, 10/25/2056, 144A(a)	215,108
534,483	WAVE Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042, 144A	424,936
1,133,218	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.104%, 5/15/2046, 144A	898,090

		9,127,105

	ABS Student Loan – 0.6%
251,350	College Ave Student Loans LLC, Series 2021-A, Class C, 2.920%, 7/25/2051, 144A	223,769
219,240	EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.800%, 11/25/2045, 144A	188,599
80,085	Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.310%, 1/15/2069, 144A	72,356
220,282	Navient Private Education Refi Loan Trust, Series 2021-A, Class A, 0.840%, 5/15/2069, 144A	191,076
100,000	Navient Private Education Refi Loan Trust, Series 2021-A, Class B, 2.240%, 5/15/2069, 144A	72,153
170,000	Navient Private Education Refi Loan Trust, Series 2021-EA, Class B, 2.030%, 12/16/2069, 144A	113,375

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Student Loan – continued
$385,000	Navient Private Education Refi Loan Trust, Series 2021-FA, Class B, 2.120%, 2/18/2070, 144A	$247,062
160,327	SMB Private Education Loan Trust, Series 2016-C, Class A2A, 2.340%, 9/15/2034, 144A	154,361
60,784	SMB Private Education Loan Trust, Series 2020-A, Class A2A, 2.230%, 9/15/2037, 144A	55,713
757,616	SMB Private Education Loan Trust, Series 2021-A, Class A2A2, 1 mo. USD LIBOR + 0.730%, 5.923%, 1/15/2053, 144A(b)	738,951
475,000	SMB Private Education Loan Trust, Series 2021-B, Class B, 2.650%, 7/17/2051, 144A	388,786

		2,446,201

	ABS Whole Business – 0.8%
785,000	Applebee’s Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2, 7.824%, 3/05/2053, 144A	772,318
120,313	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	109,814
56,850	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118%, 7/25/2047, 144A	52,323
133,700	Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2II, 4.328%, 7/25/2048, 144A	124,867
1,543,500	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.662%, 4/25/2051, 144A	1,287,481
294,000	Hardee’s Funding LLC, Series 2021-1A, Class A2, 2.865%, 6/20/2051, 144A	234,257
91,675	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	76,741
49,375	Planet Fitness Master Issuer LLC, Series 2022-1A, Class A2I, 3.251%, 12/05/2051, 144A	43,573
259,875	Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/2048, 144A	235,172
720,300	Wendy’s Funding LLC, Series 2021-1A, Class A2I, 2.370%, 6/15/2051, 144A	595,642

		3,532,188

	Aerospace & Defense – 0.1%
435,000	TransDigm, Inc., 6.750%, 8/15/2028, 144A	436,649

	Airlines – 1.3%
313,473	American Airlines Pass-Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	288,364
1,022,794	American Airlines Pass-Through Trust, Series 2017-1B, Class B, 4.950%, 8/15/2026	976,763
642,810	American Airlines Pass-Through Trust, Series 2017-2, Class B, 3.700%, 4/15/2027	603,926
371,132	U.S. Airways Pass-Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	367,979
1,011,446	U.S. Airways Pass-Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	947,923
949,458	United Airlines Pass-Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	892,814

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Airlines – continued
$452,771	United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029	$449,492
1,075,000	United Airlines Pass-Through Trust, Series 2023-1, 5.800%, 7/15/2037	1,095,318

		5,622,579

	Automotive – 0.8%
130,000	General Motors Financial Co., Inc., 3.100%, 1/12/2032	105,144
2,270,000	General Motors Financial Co., Inc., 3.600%, 6/21/2030	1,961,228
270,000	General Motors Financial Co., Inc., 5.850%, 4/06/2030	267,641
135,000	General Motors Financial Co., Inc., 6.000%, 1/09/2028	136,082
285,000	General Motors Financial Co., Inc., 6.400%, 1/09/2033	289,686
60,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(c)	48,825
100,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(c)	87,784
285,000	ZF North America Capital, Inc., 6.875%, 4/14/2028, 144A	289,098
300,000	ZF North America Capital, Inc., 7.125%, 4/14/2030, 144A	305,496

		3,490,984

	Banking – 6.2%
1,146,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,189,687
1,585,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(c)	1,117,425
1,500,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(c)	967,500
3,340,000	Bank of America Corp., 6.110%, 1/29/2037	3,522,418
762,000	Bank of America Corp., (fixed rate to 9/21/2031, variable rate thereafter), 2.482%, 9/21/2036	582,954
915,000	Barclays PLC, (fixed rate to 11/24/2026, variable rate thereafter), 2.279%, 11/24/2027	804,891
1,125,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(c)	764,325
980,000	Barclays PLC, (fixed rate to 5/09/2033, variable rate thereafter), 6.224%, 5/09/2034	976,115
1,175,000	BNP Paribas SA, (fixed rate to 1/20/2027, variable rate thereafter), 2.591%, 1/20/2028, 144A	1,050,110
685,000	Credit Agricole SA, 3.250%, 1/14/2030, 144A	585,860
495,000	Credit Agricole SA, (fixed rate to 1/10/2028, variable rate thereafter), 4.000%, 1/10/2033	440,703

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Banking – continued
$370,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	$271,347
1,202,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	908,948
235,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	198,431
2,075,000	Goldman Sachs Group, Inc., (fixed rate to 8/23/2027, variable rate thereafter), 4.482%, 8/23/2028	2,006,143
1,055,000	HSBC Holdings PLC, (fixed rate to 3/09/2028, variable rate thereafter), 6.161%, 3/09/2029	1,063,978
355,000	Intesa Sanpaolo SpA, 6.625%, 6/20/2033, 144A	353,697
290,000	Intesa Sanpaolo SpA, (fixed rate to 6/01/2031, variable rate thereafter), 4.198%, 6/01/2032, 144A	216,007
1,465,000	Morgan Stanley, (fixed rate to 1/19/2033, variable rate thereafter), 5.948%, 1/19/2038	1,446,016
1,495,000	Morgan Stanley, (fixed rate to 1/21/2027, variable rate thereafter), 2.475%, 1/21/2028	1,349,139
530,000	NatWest Group PLC, (fixed rate to 9/30/2027, variable rate thereafter), 5.516%, 9/30/2028	519,527
1,040,000	Sumitomo Mitsui Financial Group, Inc., 5.464%, 1/13/2026	1,036,529
320,000	Synchrony Bank, 5.400%, 8/22/2025	305,946
650,000	Synchrony Bank, 5.625%, 8/23/2027	610,565
360,000	UBS Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033, 144A	431,510
500,000	UBS Group AG, (fixed rate to 6/05/2025, variable rate thereafter), 2.193%, 6/05/2026, 144A	458,484
1,390,000	UBS Group AG, (fixed rate to 7/15/2025, variable rate thereafter), 6.373%, 7/15/2026, 144A	1,381,220
780,000	UBS Group AG, (fixed rate to 8/11/2027, variable rate thereafter), 6.442%, 8/11/2028, 144A	782,870
1,000,000	UBS Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033, 144A	1,023,430
200,000	UniCredit SpA, (fixed rate to 6/03/2026, variable rate thereafter), 1.982%, 6/03/2027, 144A	176,144
405,000	UniCredit SpA, (fixed rate to 6/19/2027, variable rate thereafter), 5.861%, 6/19/2032, 144A	367,586

		26,909,505

	Brokerage – 0.4%
1,670,000	Jefferies Financial Group, Inc., 6.250%, 1/15/2036	1,703,255

	Building Materials – 1.6%
4,500,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	3,788,570
1,195,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%, 144A(c)	1,063,483

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Building Materials – continued
$140,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	$123,991
213,000	Masco Corp., 6.500%, 8/15/2032	219,578
380,000	Masco Corp., 7.750%, 8/01/2029	415,295
1,188,000	Owens Corning, 7.000%, 12/01/2036	1,299,467

		6,910,384

	Cable Satellite – 3.7%
375,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	302,944
3,385,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	2,558,274
50,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	37,850
1,780,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	1,432,295
180,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.700%, 4/01/2051	113,738
2,625,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.950%, 6/30/2062	1,614,990
230,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	201,884
1,095,000	CSC Holdings LLC, 3.375%, 2/15/2031, 144A	741,195
200,000	CSC Holdings LLC, 4.500%, 11/15/2031, 144A	139,443
2,710,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	1,205,780
1,750,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	1,406,196
1,020,000	DISH DBS Corp., 5.125%, 6/01/2029	473,633
2,215,000	DISH DBS Corp., 5.250%, 12/01/2026, 144A	1,776,812
2,710,000	DISH DBS Corp., 5.750%, 12/01/2028, 144A	2,015,653
270,000	DISH DBS Corp., 7.750%, 7/01/2026	165,501
375,000	Time Warner Cable LLC, 4.500%, 9/15/2042	280,497
1,500,000	Time Warner Cable LLC, 6.550%, 5/01/2037	1,438,011

		15,904,696

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Chemicals – 0.5%
$775,000	Ashland, Inc., 3.375%, 9/01/2031, 144A	$619,023
200,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	171,813
705,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	569,685
310,000	Celanese U.S. Holdings LLC, 6.330%, 7/15/2029	307,867
230,000	Celanese U.S. Holdings LLC, 6.379%, 7/15/2032	231,995
200,000	INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026, 144A	182,510

		2,082,893

	Construction Machinery – 0.6%
200,000	Ashtead Capital, Inc., 5.500%, 8/11/2032, 144A	193,373
275,000	Ashtead Capital, Inc., 5.550%, 5/30/2033, 144A	268,066
415,000	John Deere Capital Corp., MTN, 0.900%, 1/10/2024	404,944
645,000	John Deere Capital Corp., MTN, 1.250%, 1/10/2025	607,837
965,000	Toro Co., 6.625%, 5/01/2037	975,837

		2,450,057

	Consumer Cyclical Services – 1.6%
700,000	Expedia Group, Inc., 2.950%, 3/15/2031	589,859
735,000	Expedia Group, Inc., 3.250%, 2/15/2030	639,707
1,010,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/01/2029, 144A	865,411
2,965,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	2,728,981
1,420,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	1,412,985
390,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	398,913
120,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	122,294

		6,758,150

	Consumer Products – 0.4%
880,000	Avon Products, Inc., 8.450%, 3/15/2043	950,400
730,000	Natura Cosmeticos SA, 4.125%, 5/03/2028, 144A	631,503

		1,581,903

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Diversified Manufacturing – 0.0%
$204,000	GE Capital Funding LLC, 4.550%, 5/15/2032	$198,066

	Electric – 0.3%
1,092,233	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	998,377
100,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	105,255
265,000	Pacific Gas & Electric Co., 5.450%, 6/15/2027	257,714

		1,361,346

	Finance Companies – 4.6%
1,406,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, 10/29/2028	1,215,702
795,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	650,389
190,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.750%, 6/06/2028	188,428
300,000	AGFC Capital Trust I, 3 mo. USD LIBOR + 1.750%, 7.010%, 1/15/2067, 144A(b)	153,582
612,000	Air Lease Corp., 4.625%, 10/01/2028	575,210
985,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(c)	822,042
460,000	Aircastle Ltd., Series A (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(c)	321,034
2,290,000	Ares Capital Corp., 3.200%, 11/15/2031	1,755,432
240,000	Aviation Capital Group LLC, 1.950%, 1/30/2026, 144A	213,760
590,000	Aviation Capital Group LLC, 6.250%, 4/15/2028, 144A	588,254
955,000	Aviation Capital Group LLC, 6.375%, 7/15/2030, 144A	946,993
655,000	Barings BDC, Inc., 3.300%, 11/23/2026	570,596
229,000	FS KKR Capital Corp., 3.125%, 10/12/2028	186,422
1,100,000	GATX Corp., 5.450%, 9/15/2033	1,082,286
1,315,000	Navient Corp., Series A, MTN, 5.625%, 8/01/2033	988,880
70,000	OneMain Finance Corp., 3.500%, 1/15/2027	60,056
80,000	OneMain Finance Corp., 4.000%, 9/15/2030	61,600
175,000	OneMain Finance Corp., 5.375%, 11/15/2029	148,776
590,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	480,739

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Finance Companies – continued
$1,490,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	$1,378,406
2,135,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	1,889,475
1,345,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	1,130,429
3,345,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	2,712,318
1,080,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	844,819
655,000	SMBC Aviation Capital Finance DAC, 5.450%, 5/03/2028, 144A	646,090

		19,611,718

	Financial Other – 0.9%
630,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	149,430
205,000	Central China Real Estate Ltd., 7.250%, 7/16/2024(d)	18,503
200,000	Central China Real Estate Ltd., 7.250%, 8/13/2024(d)	16,940
200,000	Central China Real Estate Ltd., 7.250%, 4/28/2025(d)	16,100
200,000	Central China Real Estate Ltd., 7.500%, 7/14/2025(d)	15,588
200,000	CIFI Holdings Group Co. Ltd., 6.000%, 7/16/2025(e)	22,094
200,000	CIFI Holdings Group Co. Ltd., 6.450%, 11/07/2024(e)	22,464
600,000	Country Garden Holdings Co. Ltd., 3.300%, 1/12/2031	164,262
2,510,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	1,972,107
10,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	9,555
40,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	34,496
5,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375%, 12/15/2025	4,648
1,285,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(d)	87,457
200,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(d)	13,490
200,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(d)	12,986
1,810,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(d)	117,813
400,000	Logan Group Co. Ltd., 4.250%, 7/12/2025(d)	37,850
400,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(d)	37,851

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Financial Other – continued
$155,000	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030, 144A	$125,736
685,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	600,022
405,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(d)	39,848
425,000	Shimao Group Holdings Ltd., 5.600%, 7/15/2026(d)	42,428
200,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(d)	14,524
410,000	Sunac China Holdings Ltd., 6.500%, 1/10/2025(d)	66,162
230,000	Sunac China Holdings Ltd., 6.500%, 1/26/2026(d)	33,630
445,000	Sunac China Holdings Ltd., 7.000%, 7/09/2025(d)	72,384
200,000	Times China Holdings Ltd., 5.750%, 1/14/2027(d)	13,263
400,000	Times China Holdings Ltd., 6.200%, 3/22/2026(d)	26,527
400,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(d)	16,673
370,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025(d)	15,423
225,000	Yuzhou Group Holdings Co. Ltd., 8.300%, 5/27/2025(d)	9,379

		3,829,633

	Food & Beverage – 0.6%
995,000	Bacardi Ltd./Bacardi-Martini BV, 5.400%, 6/15/2033, 144A	986,202
350,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.000%, 2/02/2029, 144A	296,804
1,230,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032	972,438
280,000	Pilgrim’s Pride Corp., 4.250%, 4/15/2031	240,114

		2,495,558

	Gaming – 1.1%
925,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031, 144A	747,964
385,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	310,854
1,460,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	1,452,205
30,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	30,037
710,000	VICI Properties LP/VICI Note Co., Inc., 4.250%, 12/01/2026, 144A	664,192
575,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026, 144A	543,214

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Gaming – continued
$505,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025, 144A	$487,954
415,000	VICI Properties LP/VICI Note Co., Inc., 5.625%, 5/01/2024, 144A	412,442

		4,648,862

	Government Owned - No Guarantee – 0.4%
730,000	Antares Holdings LP, 3.750%, 7/15/2027, 144A	610,741
870,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	898,131
200,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 8/05/2029	40,968
400,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 1/14/2030	81,596

		1,631,436

	Health Insurance – 0.7%
25,000	Centene Corp., 2.450%, 7/15/2028	21,369
2,490,000	Centene Corp., 2.500%, 3/01/2031	1,985,700
625,000	Centene Corp., 2.625%, 8/01/2031	498,050
430,000	Molina Healthcare, Inc., 3.875%, 5/15/2032, 144A	360,490

		2,865,609

	Healthcare – 0.8%
395,000	Alcon Finance Corp., 5.375%, 12/06/2032, 144A	400,261
700,000	HCA, Inc., 4.125%, 6/15/2029	647,772
2,605,000	HCA, Inc., 5.500%, 6/01/2033	2,600,576

		3,648,609

	Home Construction – 0.2%
1,010,000	PulteGroup, Inc., 6.375%, 5/15/2033	1,045,301

	Independent Energy – 3.5%
1,385,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	1,230,963
675,000	Aker BP ASA, 5.600%, 6/13/2028, 144A	670,087
1,060,000	Continental Resources, Inc., 2.875%, 4/01/2032, 144A	814,402
3,840,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	3,650,524
740,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	667,850

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Independent Energy – continued
$965,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	$843,169
50,000	EQT Corp., 3.125%, 5/15/2026, 144A	45,970
840,000	EQT Corp., 3.625%, 5/15/2031, 144A	722,478
1,125,000	EQT Corp., 3.900%, 10/01/2027	1,040,085
160,000	EQT Corp., 5.000%, 1/15/2029	150,638
160,000	EQT Corp., 5.700%, 4/01/2028	157,915
975,000	EQT Corp., 7.000%, 2/01/2030	1,020,854
175,000	Matador Resources Co., 6.875%, 4/15/2028, 144A	173,214
45,000	Occidental Petroleum Corp., 6.125%, 1/01/2031	45,693
65,000	Occidental Petroleum Corp., 7.875%, 9/15/2031	72,462
975,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	1,120,645
1,040,000	Ovintiv, Inc., 6.500%, 8/15/2034	1,042,240
65,000	Ovintiv, Inc., 6.500%, 2/01/2038	63,726
310,000	Ovintiv, Inc., 6.625%, 8/15/2037	305,984
40,000	Ovintiv, Inc., 7.200%, 11/01/2031	41,974
125,000	Ovintiv, Inc., 7.375%, 11/01/2031	134,050
130,000	Southwestern Energy Co., 4.750%, 2/01/2032	114,574
355,000	Var Energi ASA, 7.500%, 1/15/2028, 144A	364,844
705,000	Var Energi ASA, 8.000%, 11/15/2032, 144A	745,897

		15,240,238

	Industrial Other – 0.1%
395,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	336,506

	Leisure – 0.8%
620,000	Carnival Corp., 5.750%, 3/01/2027, 144A	570,766
395,000	Carnival Corp., 6.000%, 5/01/2029, 144A	352,670
770,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	720,384

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Leisure – continued
$485,000	NCL Corp. Ltd., 5.875%, 2/15/2027, 144A	$471,580
280,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	252,005
140,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026, 144A	128,513
1,195,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	1,114,385

		3,610,303

	Life Insurance – 2.1%
1,860,000	Athene Global Funding, 1.716%, 1/07/2025, 144A	1,721,253
434,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	332,138
1,745,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	1,682,027
2,270,000	MetLife, Inc., 9.250%, 4/08/2068, 144A	2,631,664
1,115,000	MetLife, Inc., 10.750%, 8/01/2069	1,439,130
1,165,000	Penn Mutual Life Insurance Co., 6.650%, 6/15/2034, 144A	1,196,519

		9,002,731

	Lodging – 0.8%
855,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	712,845
200,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	167,787
685,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	607,903
530,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	457,425
620,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	527,512
815,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	689,694
110,000	Travel & Leisure Co., 6.000%, 4/01/2027	106,777
55,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	54,582

		3,324,525

	Media Entertainment – 1.4%
540,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	407,099
550,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	420,585

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Media Entertainment – continued
$1,510,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	$1,485,981
200,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	200,741
915,000	Netflix, Inc., 5.875%, 11/15/2028	945,014
1,185,000	Netflix, Inc., 6.375%, 5/15/2029	1,253,730
300,000	Warnermedia Holdings, Inc., 4.054%, 3/15/2029	274,236
1,235,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032	1,095,291

		6,082,677

	Metals & Mining – 2.4%
1,910,000	Anglo American Capital PLC, 2.875%, 3/17/2031, 144A	1,577,007
940,000	Anglo American Capital PLC, 5.500%, 5/02/2033, 144A	918,374
1,430,000	ArcelorMittal SA, 6.800%, 11/29/2032	1,468,120
2,680,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	2,614,340
477,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	476,406
430,000	FMG Resources August 2006 Pty. Ltd., 4.375%, 4/01/2031, 144A	367,139
5,000	Freeport-McMoRan, Inc., 4.250%, 3/01/2030	4,608
2,905,000	Glencore Funding LLC, 2.850%, 4/27/2031, 144A	2,397,896
370,000	Glencore Funding LLC, 5.700%, 5/08/2033, 144A	367,105
215,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	159,895

		10,350,890

	Midstream – 2.1%
295,000	Cheniere Energy Partners LP, 3.250%, 1/31/2032	242,682
1,450,000	Cheniere Energy Partners LP, 4.000%, 3/01/2031	1,276,710
165,000	Cheniere Energy Partners LP, 4.500%, 10/01/2029	151,430
535,000	Cheniere Energy Partners LP, 5.950%, 6/30/2033, 144A	536,557
530,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	448,586
10,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	9,782
575,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	590,437

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Midstream – continued
$ 1,320,000	Enbridge, Inc., 5.700%, 3/08/2033	$1,338,126
1,040,000	Energy Transfer LP, 5.000%, 5/15/2044	875,430
715,000	Energy Transfer LP, 5.750%, 2/15/2033	719,680
95,000	EnLink Midstream LLC, 6.500%, 9/01/2030, 144A	94,895
550,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	479,875
285,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	280,369
95,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	101,272
35,000	Targa Resources Corp., 5.200%, 7/01/2027	34,362
460,000	Targa Resources Corp., 6.125%, 3/15/2033	470,023
395,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032	342,568
100,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	92,414
105,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.500%, 3/01/2030	101,049
170,000	Western Midstream Operating LP, 4.300%, 2/01/2030	152,634
405,000	Western Midstream Operating LP, 5.300%, 3/01/2048	338,064
80,000	Western Midstream Operating LP, 5.450%, 4/01/2044	67,582
55,000	Western Midstream Operating LP, 5.500%, 8/15/2048	45,994
230,000	Western Midstream Operating LP, 5.500%, 2/01/2050	188,386
100,000	Western Midstream Operating LP, 6.150%, 4/01/2033	100,789

		9,079,696

	Non-Agency Commercial Mortgage-Backed Securities – 1.8%
710,000	BANK, Series 2021-BN35, Class AS, 2.457%, 6/15/2064	548,427
740,000	BPR Trust, Series 2021-NRD, Class F, 1 mo. USD SOFR + 6.870%, 11.972%, 12/15/2038, 144A(b)	656,031
570,000	BPR Trust, Series 2022-STAR, Class A, 1 mo. USD SOFR + 3.232%, 8.379%, 8/15/2024, 144A(b)	564,968
122,602	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class AM, 3.416%, 10/15/2045, 144A	111,262
95,444	Commercial Mortgage Pass-Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	78,980
137,202	Commercial Mortgage Trust, Series 2012-LC4, Class B, 4.934%, 12/10/2044(a)	128,900

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Non-Agency Commercial Mortgage-Backed Securities – continued
$185,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class B, 4.185%, 9/15/2037, 144A	$148,981
100,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class C, 4.336%, 9/15/2037, 144A	76,757
200,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	144,538
250,572	Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD LIBOR + 2.250%, 7.444%, 7/15/2038, 144A(b)	243,497
295,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(a)	248,464
315,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class B, 3.668%, 3/05/2033, 144A(a)	273,844
255,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(a)	209,499
1,024,102	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 3.910%, 12/15/2047, 144A(a)	957,536
100,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class D, 3.910%, 12/15/2047, 144A(a)	88,732
149,284	Med Trust, Series 2021-MDLN, Class B, 1 mo. USD LIBOR + 1.450%, 6.644%, 11/15/2038, 144A(b)	144,040
398,089	Med Trust, Series 2021-MDLN, Class C, 1 mo. USD LIBOR + 1.800%, 6.994%, 11/15/2038, 144A(b)	383,608
194,069	Med Trust, Series 2021-MDLN, Class D, 1 mo. USD LIBOR + 2.000%, 7.194%, 11/15/2038, 144A(b)	184,940
535,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.284%, 8/15/2046(a)	533,084
100,958	MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.277%, 10/15/2030, 144A	78,747
800,000	RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A, 3.961%, 1/15/2032, 144A(a)	772,420
149,176	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A	139,101
285,000	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.435%, 7/15/2046(a)	222,515
275,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(a)	228,781
420,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B, 4.584%, 8/15/2046(a)	348,897
390,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	285,610

		7,802,159

	Other REITs – 0.1%
270,000	EPR Properties, 3.600%, 11/15/2031	210,562

	Paper – 0.4%
350,000	WestRock MWV LLC, 7.950%, 2/15/2031	396,406
1,035,000	WestRock MWV LLC, 8.200%, 1/15/2030	1,186,763

		1,583,169

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Pharmaceuticals – 2.0%
$895,000	Astrazeneca Finance LLC, 4.875%, 3/03/2028	$894,485
580,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028, 144A	345,216
355,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	150,875
35,000	Bausch Health Cos., Inc., 5.000%, 2/15/2029, 144A	14,432
290,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	120,350
390,000	Bausch Health Cos., Inc., 5.250%, 2/15/2031, 144A	162,973
40,000	Bausch Health Cos., Inc., 6.250%, 2/15/2029, 144A	17,000
65,000	Bausch Health Cos., Inc., 7.000%, 1/15/2028, 144A	28,105
915,000	Pfizer Investment Enterprises Pte. Ltd., 4.750%, 5/19/2033	911,553
620,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	550,975
610,000	Teva Pharmaceutical Finance Netherlands II BV, 7.375%, 9/15/2029, (EUR)	677,267
520,000	Teva Pharmaceutical Finance Netherlands II BV, 7.875%, 9/15/2031, (EUR)	586,133
340,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	304,656
1,710,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	1,124,031
1,160,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	1,073,084
695,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	630,435
645,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/2029	664,693
460,000	Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 9/15/2031	482,117

		8,738,380

	Property & Casualty Insurance – 0.2%
1,630,000	MBIA Insurance Corp., 3 mo. USD LIBOR + 11.260%, 16.520%, 1/15/2033, 144A(b)(e)	48,900
1,135,000	Stewart Information Services Corp., 3.600%, 11/15/2031	871,433

		920,333

	Retailers – 0.5%
1,025,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,043,604
1,250,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	1,089,412

		2,133,016

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Technology – 5.8%
$710,000	Arrow Electronics, Inc., 6.125%, 3/01/2026	$708,319
1,070,000	Avnet, Inc., 5.500%, 6/01/2032	1,015,961
735,000	Block, Inc., 3.500%, 6/01/2031	608,743
550,000	Broadcom, Inc., 2.600%, 2/15/2033, 144A	429,821
425,000	Broadcom, Inc., 3.137%, 11/15/2035, 144A	325,994
715,000	Broadcom, Inc., 4.150%, 11/15/2030	657,835
180,000	CDW LLC/CDW Finance Corp., 2.670%, 12/01/2026	161,618
220,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	188,503
70,000	CDW LLC/CDW Finance Corp., 3.276%, 12/01/2028	60,819
1,855,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	1,565,286
130,000	CDW LLC/CDW Finance Corp., 4.250%, 4/01/2028	119,227
1,820,000	CommScope, Inc., 4.750%, 9/01/2029, 144A	1,434,889
1,295,000	Entegris Escrow Corp., 4.750%, 4/15/2029, 144A	1,202,182
435,000	Global Payments, Inc., 2.900%, 5/15/2030	368,696
530,000	Global Payments, Inc., 2.900%, 11/15/2031	431,162
255,000	Global Payments, Inc., 5.300%, 8/15/2029	248,435
545,000	Global Payments, Inc., 5.400%, 8/15/2032	531,068
1,215,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	1,087,591
850,000	Leidos, Inc., 5.750%, 3/15/2033	844,427
1,320,000	Micron Technology, Inc., 5.875%, 2/09/2033	1,313,404
3,560,000	Micron Technology, Inc., 5.875%, 9/15/2033	3,527,722
1,480,000	Micron Technology, Inc., 6.750%, 11/01/2029	1,538,447
290,000	MSCI, Inc., 3.250%, 8/15/2033, 144A	233,554
145,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 4.400%, 6/01/2027	140,170
315,000	Open Text Corp., 6.900%, 12/01/2027, 144A	320,680
1,270,000	Oracle Corp., 3.950%, 3/25/2051	960,275

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Technology – continued
$505,000	Oracle Corp., 6.150%, 11/09/2029	$525,992
615,000	Sensata Technologies BV, 4.000%, 4/15/2029, 144A	547,525
205,000	SK Hynix, Inc., 6.375%, 1/17/2028, 144A	205,858
995,000	Trimble, Inc., 6.100%, 3/15/2033	1,008,164
680,000	Verisk Analytics, Inc., 5.750%, 4/01/2033	711,888
830,000	VMware, Inc., 2.200%, 8/15/2031	652,214
490,000	Western Digital Corp., 2.850%, 2/01/2029	391,495
810,000	Western Digital Corp., 4.750%, 2/15/2026	771,539

		24,839,503

	Transportation Services – 0.2%
945,000	ERAC USA Finance LLC, 4.900%, 5/01/2033, 144A	923,408
65,000	Rand Parent LLC, 8.500%, 2/15/2030, 144A	58,853

		982,261

	Treasuries – 13.9%
16,104,000,000	Indonesia Treasury Bonds, Series FR95, 6.375%, 8/15/2028, (IDR)	1,094,718
22,800,000	Republic of South Africa Government Bonds, Series 2035, 8.875%, 2/28/2035, (ZAR)	990,922
16,275,000	U.S. Treasury Bonds, 3.250%, 5/15/2042	14,522,895
15,495,000	U.S. Treasury Notes, 0.125%, 7/31/2023	15,434,936
9,340,000	U.S. Treasury Notes, 0.500%, 11/30/2023	9,156,119
12,585,000	U.S. Treasury Notes, 0.875%, 1/31/2024(f)	12,260,051
6,710,000	U.S. Treasury Notes, 1.500%, 2/29/2024	6,537,532

		59,997,173

	Wireless – 3.1%
775,000	American Tower Corp., 5.500%, 3/15/2028	769,608
1,440,000	Crown Castle, Inc., 5.100%, 5/01/2033	1,415,066
585,000	IHS Holding Ltd., 5.625%, 11/29/2026, 144A	509,184
935,000	SBA Communications Corp., 3.125%, 2/01/2029	792,558

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Wireless – continued
$600,000	SoftBank Group Corp., 4.625%, 7/06/2028	$518,520
210,000	SoftBank Group Corp., 5.250%, 7/06/2031	180,150
1,305,000	Sprint Capital Corp., 8.750%, 3/15/2032	1,577,232
150,000	T-Mobile USA, Inc., 2.400%, 3/15/2029	128,926
265,000	T-Mobile USA, Inc., 2.700%, 3/15/2032	218,898
3,275,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	2,957,482
1,620,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	1,429,485
2,965,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	2,731,561

		13,228,670

	Total Non-Convertible Bonds (Identified Cost $383,732,864)	344,851,869

Convertible Bonds – 3.5%
	Airlines – 0.3%
245,000	JetBlue Airways Corp., 0.500%, 4/01/2026	201,207
1,160,000	Southwest Airlines Co., 1.250%, 5/01/2025	1,329,940

		1,531,147

	Cable Satellite – 0.7%
1,055,000	DISH Network Corp., 2.375%, 3/15/2024	934,994
4,105,000	DISH Network Corp., 3.375%, 8/15/2026	2,083,287
90,000	DISH Network Corp., Zero Coupon, 6.944%-33.164%, 12/15/2025(g)	47,816

		3,066,097

	Consumer Cyclical Services – 0.3%
90,000	Peloton Interactive, Inc., Zero Coupon, 0.519%-0.799%, 2/15/2026(g)	68,253
1,270,000	Uber Technologies, Inc., Zero Coupon, 0.000%-5.582%, 12/15/2025(g)	1,164,222

		1,232,475

	Electric – 0.2%
1,010,000	PPL Capital Funding, Inc., 2.875%, 3/15/2028, 144A	964,550

	Gaming – 0.1%
215,000	Penn Entertainment, Inc., 2.750%, 5/15/2026	266,385

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Convertible Bonds – continued
	Healthcare – 0.4%
$2,405,000	Teladoc Health, Inc., 1.250%, 6/01/2027	$1,911,975

	Leisure – 0.2%
750,000	NCL Corp. Ltd., 1.125%, 2/15/2027	689,760

	Media Entertainment – 0.2%
605,000	Snap, Inc., Zero Coupon, 6.697%-7.641%, 5/01/2027(g)	447,700
540,000	Spotify USA, Inc., Zero Coupon, 5.189%-5.873%, 3/15/2026(g)	458,730

		906,430

	Pharmaceuticals – 0.8%
820,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	805,460
2,205,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	2,216,697
485,000	Livongo Health, Inc., 0.875%, 6/01/2025	438,149

		3,460,306

	Technology – 0.3%
465,000	Splunk, Inc., 1.125%, 6/15/2027	401,063
910,000	Unity Software, Inc., Zero Coupon, 7.084%-8.213%, 11/15/2026(g)	726,635

		1,127,698

	Total Convertible Bonds (Identified Cost $19,273,236)	15,156,823

Municipals – 0.8%
	Virginia – 0.8%
3,780,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046 (Identified Cost $3,763,669)	3,577,547

	Total Bonds and Notes (Identified Cost $406,769,769)	363,586,239

Senior Loans – 0.3%
	Consumer Cyclical Services – 0.1%
528,675	Uber Technologies, Inc., 2023 Term Loan B, 3 mo. USD SOFR + 2.750%, 8.009%, 3/03/2030(h)(i)	528,252

	Leisure – 0.1%
159,192	Carnival Corp., 2021 Incremental Term Loan B, 1 mo. USD SOFR + 3.250%, 8.467%, 10/18/2028(b)(j)	157,600

Principal Amount (‡)	Description	Value (†)
Senior Loans – continued
	Leisure – continued
$213,897	Carnival Corp., USD Term Loan B, 1 mo. USD SOFR + 3.000%, 8.217%, 6/30/2025(b)(j)	$213,429

		371,029

	Property & Casualty Insurance – 0.1%
320,000	HUB International Ltd., 2023 Term Loan B, 6/20/2030(k)	320,579

	Total Senior Loans (Identified Cost $1,212,576)	1,219,860

Collateralized Loan Obligations – 3.7%
555,000	522 Funding CLO Ltd., Series 2021-7A, Class D, 3 mo. USD LIBOR + 2.900%, 8.173%, 4/23/2034, 144A(b)	496,959
1,090,000	AIG CLO LLC, Series 2021-1A, Class D, 3 mo. USD LIBOR + 2.950%, 8.223%, 4/22/2034, 144A(b)	1,009,094
1,005,000	AIMCO CLO, Series 2017-AA, Class DR, 3 mo. USD LIBOR + 3.150%, 8.400%, 4/20/2034, 144A(b)	931,817
605,000	AIMCO CLO 12 Ltd., Series 2020-12A, Class AR, 3 mo. USD SOFR + 1.170%, 6.156%, 1/17/2032, 144A(b)	598,724
1,940,000	AIMCO CLO 14 Ltd., Series 2021-14A, Class D, 3 mo. USD LIBOR + 2.900%, 8.150%, 4/20/2034, 144A(b)	1,797,583
2,100,000	ARES XLII CLO Ltd., Series 2017-42A, Class BR, 3 mo. USD LIBOR + 1.500%, 6.773%, 1/22/2028, 144A(b)	2,072,765
255,000	Atrium XV, Series 15A, Class D, 3 mo. USD LIBOR + 3.000%, 8.273%, 1/23/2031, 144A(b)	246,141
450,000	Carlyle U.S. CLO Ltd., Series 2016-4A, Class A2R, 3 mo. USD LIBOR + 1.450%, 6.700%, 10/20/2027, 144A(b)	445,534
370,000	Carlyle U.S. CLO Ltd., Series 2018-4A, Class C, 3 mo. USD LIBOR + 2.900%, 8.150%, 1/20/2031, 144A(b)	347,763
305,000	CarVal CLO I Ltd., Series 2018-1A, Class D, 3 mo. USD LIBOR + 2.890%, 8.150%, 7/16/2031, 144A(b)	286,025
503,000	CIFC Funding Ltd., Series 2018-1A, Class D, 3 mo. USD LIBOR + 2.650%, 7.912%, 4/18/2031, 144A(b)	468,447
340,000	Elmwood CLO VIII Ltd., Series 2021-1A, Class D2, 3 mo. USD LIBOR + 2.850%, 8.100%, 1/20/2034, 144A(b)	327,421
365,000	Invesco CLO Ltd., Series 2021-1A, Class D, 3 mo. USD LIBOR + 3.050% 8.310%, 4/15/2034, 144A(b)	340,606
500,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3 mo. USD LIBOR + 3.000%, 8.273%, 1/23/2031, 144A(b)	483,519
1,930,000	Oaktree CLO Ltd., Series 2019-2A, Class BR, 3 mo. USD LIBOR + 2.700%, 7.960%, 4/15/2031, 144A(b)	1,846,008
255,000	OCP CLO Ltd., Series 2018-15A, Class C, 3 mo. USD LIBOR + 2.950%, 8.200%, 7/20/2031, 144A(b)	236,338
1,835,000	OZLM XXIII Ltd., Series 2019-23A, Class DR, 3 mo. USD LIBOR + 3.750%, 9.010%, 4/15/2034, 144A(b)	1,681,700
250,000	Recette CLO Ltd., Series 2015-1A, Class DRR, 3 mo. USD LIBOR + 3.250%, 8.500%, 4/20/2034, 144A(b)	227,634
895,000	Rockford Tower CLO Ltd., Series 2018-1A, Class A, 3 mo. USD LIBOR + 1.100%, 6.479%, 5/20/2031, 144A(b)	884,924
470,000	Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, 3 mo. USD LIBOR + 1.160%, 6.420%, 4/17/2034, 144A(b)	461,143
575,000	Sixth Street CLO XVIII Ltd., Series 2021-18A, Class D, 3 mo. USD LIBOR + 2.900%, 8.150%, 4/20/2034, 144A(b)	535,152

Principal Amount (‡)	Description	Value (†)
Collateralized Loan Obligations – continued
$410,000	Verde CLO Ltd., Series 2019-1A, Class AR, 3 mo. USD LIBOR + 1.100%, 6.360%, 4/15/2032, 144A(b)	$404,263

	Total Collateralized Loan Obligations (Identified Cost $16,943,523)	16,129,560

Shares
Common Stocks – 1.6%
	Aerospace & Defense – 0.0%
302	Lockheed Martin Corp.	139,035

	Air Freight & Logistics – 0.1%
959	United Parcel Service, Inc., Class B	171,901

	Banks – 0.0%
477	JPMorgan Chase & Co.	69,375

	Beverages – 0.0%
2,316	Coca-Cola Co.	139,470

	Biotechnology – 0.1%
1,247	AbbVie, Inc.	168,008

	Capital Markets – 0.1%
106	BlackRock, Inc.	73,261
1,195	Morgan Stanley	102,053

		175,314

	Chemicals – 0.0%
178	Linde PLC	67,832

	Communications Equipment – 0.0%
948	Cisco Systems, Inc.	49,050

	Consumer Staples Distribution & Retail – 0.1%
126	Costco Wholesale Corp.	67,836
712	Walmart, Inc.	111,912

		179,748

	Containers & Packaging – 0.0%
360	Packaging Corp. of America	47,578

	Electric Utilities – 0.0%
882	Duke Energy Corp.	79,151
308	NextEra Energy, Inc.	22,853

		102,004

	Electrical Equipment – 0.0%
684	Emerson Electric Co.	61,827

	Financial Services – 0.0%
173	Mastercard, Inc., Class A	68,041

Shares	Description	Value (†)
Common Stocks – continued
	Ground Transportation – 0.0%
464	Union Pacific Corp.	$94,944

	Health Care Equipment & Supplies – 0.0%
1,043	Abbott Laboratories	113,708

	Health Care Providers & Services – 0.1%
286	Elevance Health, Inc.	127,067
266	UnitedHealth Group, Inc.	127,850

		254,917

	Hotels, Restaurants & Leisure – 0.0%
1,438	Starbucks Corp.	142,448

	Household Products – 0.0%
976	Procter & Gamble Co.	148,098

	IT Services – 0.0%
332	Accenture PLC, Class A	102,449

	Life Sciences Tools & Services – 0.0%
174	Thermo Fisher Scientific, Inc.	90,784

	Machinery – 0.1%
270	Cummins, Inc.	66,193
306	Deere & Co.	123,988

		190,181

	Media – 0.2%
138,910	Altice USA, Inc., Class A(e)	419,508
4,012	Comcast Corp., Class A	166,699
34,625	iHeartMedia, Inc., Class A(e)	126,035

		712,242

	Metals & Mining – 0.0%
2,726	Newmont Corp.	116,291

	Oil, Gas & Consumable Fuels – 0.5%
939	Battalion Oil Corp.(e)	5,362
10,661	Canadian Natural Resources Ltd.	599,788
360	Devon Energy Corp.	17,402
5,695	Diamondback Energy, Inc.	748,095
3,445	EOG Resources, Inc.	394,246
1,569	Pioneer Natural Resources Co.	325,065
2,846	Williams Cos., Inc.	92,865

		2,182,823

	Pharmaceuticals – 0.1%
1,848	Bristol-Myers Squibb Co.	118,180
795	Johnson & Johnson	131,588
169	Merck & Co., Inc.	19,501

		269,269

Shares	Description	Value (†)
Common Stocks – continued
	Professional Services – 0.0%
456	Clarivate PLC(e)	$4,346

	Semiconductors & Semiconductor Equipment – 0.1%
235	Broadcom, Inc.	203,846
1,719	Microchip Technology, Inc.	154,005
1,256	QUALCOMM, Inc.	149,514

		507,365

	Software – 0.1%
610	Microsoft Corp.	207,729

	Specialized REITs – 0.0%
609	American Tower Corp.	118,109

	Specialty Retail – 0.0%
391	Home Depot, Inc.	121,460

	Technology Hardware, Storage & Peripherals – 0.0%
800	Apple, Inc.	155,176

	Trading Companies & Distributors – 0.0%
1,207	Fastenal Co.	71,201

	Total Common Stocks (Identified Cost $9,611,183)	7,042,723

Preferred Stocks – 0.7%
Convertible Preferred Stocks – 0.7%
	Banking – 0.5%
1,109	Bank of America Corp., Series L, 7.250%	1,299,549
834	Wells Fargo & Co., Series L, Class A, 7.500%	960,768

		2,260,317

	Midstream – 0.1%
5,333	El Paso Energy Capital Trust I, 4.750%	247,718

	Technology – 0.1%
8,046	Clarivate PLC, Series A, 5.250%	330,288

	Total Preferred Stocks (Identified Cost $3,751,063)	2,838,323

Principal Amount (‡)
Short-Term Investments – 8.3%
$9,714,866	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2023 at 2.300% to be repurchased at $9,716,728 on 7/03/2023 collateralized by $11,460,700 U.S. Treasury Note, 0.500% due 5/31/2027 valued at $9,909,249 including accrued interest(l)	9,714,866
13,345,000	U.S. Treasury Bills, 5.205%-5.223%, 11/30/2023(m)(n)	13,055,932

Principal Amount	Description	Value (†)
$4,390,000	U.S. Treasury Bills, 5.209%, 10/24/2023(m)	$4,318,208
8,870,000	U.S. Treasury Bills, 5.263%, 12/28/2023(m)	8,640,353

	Total Short-Term Investments (Identified Cost $35,719,470)	35,729,359

	Total Investments – 99.0% (Identified Cost $474,007,584)	426,546,064
	Other assets less liabilities – 1.0%	4,168,973

	Net Assets – 100.0%	$430,715,037

(†)	Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund’s Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.

Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value per share.

Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.

Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are fair valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to fair value debt, unlisted equities, senior loans and collateralized loan obligations where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service.

The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s net asset value (“NAV”) is calculated. Fair valuation by the Fund’s valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.
(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of June 30, 2023 is disclosed.
(b)	Variable rate security. Rate as of June 30, 2023 is disclosed.
(c)	Perpetual bond with no specified maturity date.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

(g)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(h)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at June 30, 2023. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(i)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate of 0.00%, to which the spread is added.
(j)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate of 0.75%, to which the spread is added.
(k)	Position is unsettled. Contract rate was not determined at June 30, 2023 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(l)	The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of June 30, 2023, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.
(m)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(n)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2023, the value of Rule 144A holdings amounted to $167,222,511 or 38.8% of net assets.
ABS	Asset-Backed Securities
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
EUR	Euro
IDR	Indonesian Rupiah
ZAR	South African Rand

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At June 30, 2023, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	9/20/2023	EUR	S1,063,000	$1,151,303	$1,164,381	$(13,078)

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At June 30, 2023, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 2 Year U.S. Treasury Notes Futures	9/29/2023	165	$33,905,063	$33,551,719	$(353,344)
CBOT 5 Year U.S. Treasury Notes Futures	9/29/2023	306	33,239,990	32,770,688	(469,302)
CBOT 10 Year U.S. Treasury Notes Futures	9/20/2023	70	7,950,612	7,858,594	(92,018)
CBOT U.S. Long Bond Futures	9/20/2023	192	24,202,202	24,366,000	163,798
CME Ultra Long Term U.S. Treasury Bond Futures	9/20/2023	229	30,676,052	31,194,094	518,042

Total					$(232,824)

At June 30, 2023, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Notes Futures	9/20/2023	120	$14,270,582	$14,212,500	$58,082

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.

Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2023, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes*	$—	$363,586,239	$—	$363,586,239
Senior Loans*	—	1,219,860	—	1,219,860
Collateralized Loan Obligations	—	16,129,560	—	16,129,560
Common Stocks*	7,042,723	—	—	7,042,723
Preferred Stocks*	2,838,323	—	—	2,838,323
Short-Term Investments	—	35,729,359	—	35,729,359

Total Investments	9,881,046	416,665,018	—	426,546,064

Futures Contracts (unrealized appreciation)	739,922	—	—	739,922

Total	$10,620,968	$416,665,018	$—	$427,285,986

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(13,078)	$—	$(13,078)
Futures Contracts (unrealized depreciation)	(914,664)	—	—	(914,664)

Total	$(914,664)	$(13,078)	$—	$(927,742)

* Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Fund’s adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2022 and/or June 30, 2023:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2022	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2023	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2023
Bonds and Notes
Non-Convertible Bonds
Property & Casualty Insurance	$199,675	$—	$—	$—	$—	$—	$—	$(199,675)	$—	$(199,675)

A debt security valued at $199,675 was transferred from Level 3 to Level 2 during the period ended June 30, 2023. At September 30, 2022, this security was fair valued as determined by the Fund’s valuation designee as an independent pricing service did not provide a reliable price for the security. At June 30, 2023, this security was fair valued based on evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include forward foreign currency contracts and futures contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. As of June 30, 2023, the Fund engaged in forward foreign currency contracts for hedging purposes.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. As of June 30, 2023, the Fund used futures contracts to manage duration.

The following is a summary of derivative instruments for the Fund, as of June 30, 2023:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives Interest rate contracts	$739,922

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(13,078)	$—
Exchange-traded liability derivatives
Interest rate contracts	—	(914,664)

Total liability derivatives	$(13,078)	$(914,664)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of June 30, 2023, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty:	Derivatives	Collateral Pledged
Bank of America N.A.	$(13,078)	$—

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund.

Industry Summary at June 30, 2023 (Unaudited)

Treasuries	13.9%
Banking	6.7
Technology	6.2
ABS Home Equity	4.6
Finance Companies	4.6
Cable Satellite	4.4
ABS Car Loan	4.0
Independent Energy	3.5
Wireless	3.1
Pharmaceuticals	2.9
Metals & Mining	2.4
Midstream	2.2
ABS Other	2.1
Life Insurance	2.1
Consumer Cyclical Services	2.0
Other Investments, less than 2% each	22.3
Short-Term Investments	8.3
Collateralized Loan Obligations	3.7

Total Investments	99.0
Other assets less liabilities (including forward foreign currency and futures contracts)	1.0

Net Assets	100.0%